The Torray Institutional Fund (TORRX)

(the “Fund”)

Supplement Dated December 28, 2012 to the

Prospectus dated May 1, 2012

Shares of the Fund are no longer being offered for sale. Effective as of December 21, 2012, the Fund was liquidated pursuant to a Plan of Liquidation approved by the Board of Trustees of the Fund and the Fund is no longer operational.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.